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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): DECEMBER 1, 2000




                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)




          TENNESSEE                     000-27694              62-1201561

(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)      Identification Number)



     3800 FOREST HILL-IRENE ROAD, SUITE 100, MEMPHIS, TENNESSEE    38125
            (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code: (901) 754-6577

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

On December 1, 2000, SCB Computer Technology, Inc. ("SCB") issued a press release (a) announcing that it has completed the sales of two non-core business units, Proven Technology and Global Services, which purchase and resell pre-owned computer hardware, as part of SCB's strategy to focus on its core competencies, (b) stating that it expects to incur certain one-time charges relating to discontinued operations and other restructuring matters in the second quarter ended October 31, 2000, and (c) providing guidance as to its earnings for the second quarter. A copy of the press release is filed as Exhibit 20 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits:

     Exhibit
      Number                     Description of Exhibit
      ------                     ----------------------

         20 Press release issued by SCB Computer Technology, Inc., on December 1, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 4, 2000

                                    SCB COMPUTER TECHNOLOGY, INC.



                                    By: /s/ Michael J. Boling
                                        ----------------------------------------
                                                   Michael J. Boling
                                                Executive Vice President
                                               and Chief Financial Officer


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                                  EXHIBIT INDEX

     Exhibit
      Number                     Description of Exhibit
      ------                     ----------------------

         20 Press release issued by SCB Computer Technology, Inc., on December 1, 2000.